SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                  FORM 8-K/A

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): November 15, 2002


                Trust Certificates (TRUCs), Series 2002-1 Trust
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            (Exact name of registrant as specified in its charter)


     New York                          333-58504-05               02-6139156
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(State or other jurisdiction           (Commission          (I.R.S. employer
   of incorporation)                   file number)         identification no.)
      c/o U.S. Bank Trust National Association
      100 Wall Street, Suite 1600
      New York, New York                                       10005
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(Address of principal executive offices)                      (Zip code)


Registrant's telephone number, including area code: (212)-272-9422
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                                      N/A
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         (Former name or former address, if changed since last report)


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    Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits.

           (a)    Not Applicable.

           (b)    Not Applicable.

           (c)    Exhibits.

                  99.1 Amended Trustee's Report in respect of the November 15, 2002 Distribution Date



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


                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                       Trust Certificates (TRUCs), Series 2002-1 Trust
                       By:    U.S. Bank Trust National Association,
                              not in its individual capacity, but solely as Trustee on behalf of Trust Certificates (TRUCs), Series 2002-1 Trust


                       By:    /s/  Adam Berman
                              -----------------

                       Name:   Adam Berman
                       Title:  Trust Officer


Dated: October 21, 2003



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                                EXHIBIT INDEX


Exhibit                                                                 Page
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99.1     Amended Trustee's Report in respect of the November15, 2002      5
         Distribution Date




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